UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2024, the Board of Directors (the “Board”) of Galecto, Inc. (the “Company”), increased its size to seven directors and appointed Amy Wechsler to join the Board, effective as of October 11, 2024. Dr. Wechsler will serve as a Class I director until her term expires at the 2027 annual meeting of stockholders, at which time she is expected to stand for election by the Company’s stockholders. The Board determined that Dr. Wechsler is independent under the listing standards of The Nasdaq Stock Market (“Nasdaq”).

As a non-employee director, Dr. Wechsler will receive cash compensation and equity awards for her Board service in accordance with the Company’s Non-Employee Director Compensation Policy, as amended. The equity awards will include an initial grant award and pro rata portion of an annual grant for Dr. Wechsler’s service on the Board. Dr. Wechsler is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Wechsler and any other persons pursuant to which she was selected as a director. In addition, Dr. Wechsler has entered into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On October 15, 2024, the Company issued a press release announcing Dr. Wechsler’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued October 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: October 15, 2024	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer